EXHIBIT 99.1

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Tri-Continental Corporation                                      [TY NYSE LOGO]
          an investment you can live with                       January 31, 2007
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Manager:
John B. Cunningham

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                MANAGEMENT STYLE
                             Value   Blend   Growth

            Large                      X

MARKET CAP  Medium

            Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 22.8% of net assets
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Altria Group
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General Electric
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Exxon Mobil
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Wachovia
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JPMorgan Chase
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Capital One Financial
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Bank of America
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ConocoPhillips
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Microsoft
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Rite Aid

The Corporation is actively managed, and its holdings are subject to change. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                     $  25.95
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Market Price                                                        $  22.73
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Premium/(Discount)                                                    (12.41)%
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Accumulated Realized Capital Gain(1)                                $   0.31
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Net Unrealized Capital Gain(2)                                      $   1.02*
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1     Amount shown does not reflect certain tax adjustments. Represents accumulated net gains or losses on portfolio transactions through January 31, 2007.

2 Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents net unrealized gains or losses as of January 31, 2007. Actual gains or losses that may be realized in the future may be different than this amount due to market fluctuation and the timing of any sales of portfolio securities.

*     $1.78 in Unrealized Gains and $(0.76) in Unrealized Losses.

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                 63
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Yield of Portfolio                                                      1.23%
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SEC Yield                                                               1.17%
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HOLDINGS BY SECTOR
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                                 Tri-Continental Corporation+          S&P 500
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Consumer Discretionary                       7.12%                      10.76%
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Consumer Staples                            10.50                        9.29
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Energy                                      10.46                        9.69
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Financials                                  16.28                       22.17
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Health Care                                 12.11                       12.20
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Industrials                                 11.31                       10.82
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Information Technology                      19.52                       15.10
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Materials                                    3.19                        3.05
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Telecommunication Services                   2.85                        3.57
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Utilities                                    0.64                        3.35
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Short-Term                                   6.02                        0.00
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+     Sectors are shown as a percent of the total portfolio holdings.

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INVESTMENT RESULTS
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Total returns for the periods ended January 31, 2007

                                                                     Average Annual
                                                     -----------------------------------------------
                                       One Month++   One Year   Three Years   Five Years   Ten Years
----------------------------------------------------------------------------------------------------
Net Asset Value                           1.13%       15.68%       10.75%        5.11%       6.01%
----------------------------------------------------------------------------------------------------
Market Price                              1.56        16.90        11.45         5.24        6.57
----------------------------------------------------------------------------------------------------
Lipper Closed-End Core Funds Average      2.11        13.72         9.71         6.18        6.56
----------------------------------------------------------------------------------------------------
S&P 500                                   1.51        14.51        10.32         6.82        7.93

++    Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Core Funds Average and the S&P 500 are an unmanaged average and benchmark, respectively, that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. Investors cannot invest in an average or index.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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Tri-Continental Corporation                                      [TY NYSE LOGO]
          an investment you can live with                       January 31, 2007
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PORTFOLIO STATISTICS(1)
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Inception                                                                   1929
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NYSE Symbol                                                                   TY
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NAV Symbol                                                                 XTYCX
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Median Market Cap                                                    $48 billion
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Weighted Average Price/Earnings
  Ratio (2006)(2)                                                          14.40
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Weighted Average Price/Book
  Ratio (2006)(3)                                                           2.5x
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Net Investment Assets                                               $2.7 billion
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1     Calculations are based upon information provided by FactSet as of 1/31/07 for the securities held in the Corporation.

2 Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

3 Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                                                                          Year-to-Date
                   1997   1998   1999   2000    2001    2002    2003   2004   2005  2006   (1/31/07)
Market Value       27.9    26.2   12.6   -11.6   -5.2    -28.2   25.2   13.0   3.0   22.1    1.6
Net Asset Value    26.6    25.8   10.7   - 8.3  -10.2    -26.4   25.8   13.4   2.7   17.4    1.1


See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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1/31/97 - 1/31/07 (Based on Market Price)

                         [MOUNTAIN LINE GRAPH OMITTED]

$18,886

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8-0107                               DISTRIBUTED BY SELIGMAN ADVISORS, INC.